Exhibit 10.17.4

Form of SAR Award Agreement

NEWTEK BUSINESS SERVICES, INC.

2010 STOCK INCENTIVE PLAN

Stock Appreciation Rights Agreement

THIS STOCK APPRECIATION RIGHTS AGREEMENT (this “Agreement”) grants ______________ (the “Grantee”) Stock Appreciation Rights covering __________ Common Shares, par value $.02 per share (the “Common Shares”), of Newtek Business Services, Inc. (the “Company”), at the exercise price set forth herein, in all respects subject to the terms, definitions and provisions of the Company’s 2010 Stock Incentive Plan (the “Plan”) which is incorporated by reference herein (the “SAR”). The Grantees acknowledges, through signing below, the receipt of a copy of the Plan and the Plan Prospectus.

1. Exercise Price. The exercise price per share covered by the SAR is _____ Dollars ($__________) (the “Per Share Exercise Price”), which equals at least 100% of the Fair Market value, as determined by the Committee, of the Common Shares on the date of grant of the SAR.

2. Vesting and Exercise of SAR. The SAR shall vest in accordance with the schedule set forth on the Award Form attached hereto as Attachment A and is exercisable in accordance with Section 9 of the Plan.

3. Settlement of SAR. Upon exercise of all or a specified portion of the SAR, the Grantee (or such other person entitled to exercise the SAR pursuant to this Agreement and the Plan) shall be entitled to receive from the Company, in the discretion of the Company’s Compensation, Corporate Governance and Nominating Committee, cash or Common Shares valued at the fair market value on the date of exercise, or a combination of the two (the “Exercise Payout”), in an amount determined by multiplying:

(a) 100% percent of the amount (if any) by which the fair market value of a Common Share on the date of exercise of the SAR exceeds the Per Share Exercise Price, by

(b) the number of Common Shares with respect to which the SAR shall have been exercised.

3. Method of Exercise. To exercise the SAR, the Grantee shall deliver to the Company a written notice substantially in the form of the Exercise Form attached hereto as Attachment B, which shall:

(a) state the election to exercise the SAR, the number of Common Shares with respect to which it is being exercised, whether the Grantee would prefer to receive the Exercise Payout in cash or Common Shares (the determination of whether the Exercise Payout will be paid in cash or Common Shares or a combination of the two remains with the Committee), and the person in whose name the stock certificate or certificates, if any, representing the Common Shares is to be registered, and his or her address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

(b) contain such representations and agreements as to the holder’s investment intent with respect to such Common Shares as may be satisfactory to the Company’s counsel;

(c) be signed by the person or persons entitled to exercise the SAR and if the SAR is being exercised by any person or persons other than the Grantee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the SAR; and

(d) be in writing and delivered in person or by certified mail to the Treasurer of the Company.

The certificate or certificates for shares of Common Shares as to which the SAR shall be exercised shall be registered in the name of the person or persons exercising the SAR. The SAR may not be exercised for a fraction of a Common Share.

4. Restrictions on Exercise. The SAR may not be exercised if the issuance of the Common Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the Grantee’s exercise of the SAR, the Company may require the person exercising the SAR to make any representation and warranty to the Company as may be required by any applicable law or regulation.

5. Withholding. The Grantee hereby agrees that the exercise of the SAR or any installment thereof will not be effective, and no cash and/or Common Shares will become transferable to the Grantee until the Grantee makes appropriate arrangements with the Company for such tax withholding as may be required of the Company under federal, state, or local law on account of such exercise.

6. Non-transferability of SAR. This SAR may not be transferred in any manner otherwise than by will or the laws of descent or distribution. The terms of the SAR shall be binding upon the executors, administrators, heirs, successors and assigns of the Grantee.

7. Term of SAR. This SAR may not be exercisable for more than ten years from the date of grant of the SAR, as stated below, and may be exercised during such term only in accordance with the Plan and the terms of the SAR.

IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the Date of Grant set forth below.

Date of Grant
ATTEST:	NEWTEK BUSINESS SERVICES, INC. 2010 STOCK INCENTIVE PLAN COMMITTEE:

By:
Witness	An Authorized Member of the Committee

ATTEST:	GRANTEE:

By:
Witness	Name:

2

ATTACHMENT A

TO SAR AWARD AGREEMENT

Form of Award Form

NEWTEK BUSINESS SERVICES, INC.

2010 STOCK INCENTIVE PLAN

Grantee: ______________________________________________________

Grant Date: ____________________________________________________

Number and Class of Shares: ______________________________________

Exercise Price per Share: $_________________________________________

Expiration Date: _________________________________________________

Vesting Schedule: ________________________________________________

______________ of the Common Shares covered by the SAR on ______________

______________ of the Common Shares covered by the SAR on ______________

______________ of the Common Shares covered by the SAR on ______________

______________ of the Common Shares covered by the SAR on ______________

ATTACHMENT B

TO SAR AWARD AGREEMENT

Form for Exercise of Award of SARs

NEWTEK BUSINESS SERVICES, INC.

2010 STOCK INCENTIVE PLAN

Treasurer

Newtek Business Services, Inc.

1440 Broadway,

17th floor

New York, NY 10018

Re:	2010 Stock Incentive Plan

Dear Sir or Madame:

The undersigned elects to exercise the SAR with respect to ________ Common Shares, par value $.02 per share, of Newtek Business Services, Inc., covered by the SAR, under and pursuant to a SAR Agreement dated _____________, ____.

Please deliver the Exercise Payout (as defined in the SAR Agreement) in [CASH/ COMMON SHARES].

The name or names to be on any stock certificate or certificates to be in connection herewith, and the address and Social Security Number of such person(s) are as follows:

Name: _______________________________________

Address: ______________________________________________________________________

Social Security Number: _________________________

Date: _________________

Very truly yours,